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                                                                    Exhibit 4.11
                          [SPECIMEN STOCK CERTIFICATE]

                                      SbS

                       SPANISH BROADCASTING SYSTEM, INC.

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                           CUSIP  846425  88  2

THIS IS TO CERTIFY THAT






IS THE OWNER OF

       FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                         PAR VALUE $.0001 PER SHARE, OF

                       SPANISH BROADCASTING SYSTEM, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

            /s/ Joseph A. Garcia                     /s/ Raul Alarcon Jr.
                       SECRETARY                                PRESIDENT


[SEAL]

COUNTERSIGNED AND REGISTERED:

                  FIRST UNION NATIONAL BANK
                      (Charlotte, N.C.)             TRANSFER AGENT
                                                      AND REGISTRAR

BY

                                               AUTHORIZED SIGNATURE
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                       SPANISH BROADCASTING SYSTEM, INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -as tenants in common
     TEN ENT -as tenants by the entireties
     JT TEN  -as joint tenants with right of
              survivorship and not as tenants
              in common
     UNIF GIFT MIN ACT-_________ Custodian _________
                        (Cust)              (Minor)
                       under Uniform Gifts to Minors
                       Act _________________________
                                   (State)

    Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
_______________________________

_______________________________


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________

                                    ___________________________________________
                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON
                                    THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

___________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.